Exhibit 99.2

BlueLinx Quarterly Review 1st Quarter 2010

BlueLinx Holdings Inc. Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended January 2, 2010, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of May 6, 2010. We undertake no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to May 6, 2010. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

1st Quarter Highlights 1st Quarter Highlights Housing Starts Increased 17% from the same period last year Increased 17% from the same period last year Prices Average benchmark wood-based structural prices increased 49.6% from 1Q '09 to 1Q '10 Average benchmark wood-based structural prices increased 49.6% from 1Q '09 to 1Q '10 Unit Volume Total up 1.4% from same period last year Total up 1.4% from same period last year Revenue Up 5.9% to $431 million Up 5.9% to $431 million Gross Margin Total 12.1% vs. 10.9% in 1Q '09 Total 12.1% vs. 10.9% in 1Q '09 Net Loss $14.7 million vs. $60.7 million $14.7 million vs. $60.7 million EPS ($0.48) per diluted share ($0.48) per diluted share Cash Flow Used $46.6 million of operating cash flow vs. $18.4 million for the year ago quarter Used $46.6 million of operating cash flow vs. $18.4 million for the year ago quarter Excess Availability $186 million excess availability on revolving credit facility $186 million excess availability on revolving credit facility Quarterly Highlights

Doug Goforth Chief Financial Officer and Treasurer Introduction and Financial Review

Quarterly Revenue 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 3Q '09 4Q '09 1Q '10 Specialty 539.5 580 603.3 553.5 460 456.5 500.8 462.9 381.5 354 402.8 375.9 278.7 233.9 250 257.9 206.2 233.1 Structural 815.2 813.4 798.7 666.6 509.2 518.9 598.1 571.4 409.6 373 442.4 365.8 240.9 182.5 183 202.1 171 203.7 Other -25.4 -16.8 -23 -16.6 -28.9 -18.3 -16.9 -18.4 -12.2 -10.2 -10.5 -14.9 -18.1 -9.3 -9.5 -10.6 -11.1 -5.7 Specialty Unit Volume 2.2% YOY $23.9 or 5.9% Structural Unit Volume 0.3% Price/Other $23.9 1Q '10 Specialty 233.1 Structural 203.7 1Q '09 1Q '10 1Q '09 Specialty 233.9 Structural 182.5 Vs. Year Ago Revenue up 5.9% Specialty sales down 0.3%, unit volume up 2.2% Structural sales up 11.6%, unit volume up 0.3% Specialty product sales = 53% of total sales % by Product

2010 Q1 Results revenue 1Q '09 407.111 1Q '10 431.05 YOY $23.9 or 5.9% 1Q '09 1Q '10 GM % 0.109 0.121 YOY 120 bp Operating Expense 1Q '09 62.7 1Q '10 60.3 1Q '09 1Q '10 EBITDA -13.2 -4.468 YOY $2.4 or 3.9% YOY $8.8 or 66.2%

Cash Flows BXC used $46.6 million in operating cash flow for the quarter Unaudited Direct Method (in million's) (in million's) (in million's)

Debt Revolver ($500 million facility) Matures May 7, 2011 $186 million excess availability as of April 3, 2010 Dividend restrictions apply if excess availability is less than $70 million No financial performance covenants provided borrowing availability is greater than $40 million Capital Spending restrictions apply if excess availability is less than $40 million LIBOR plus 2.50% as of April 3, 2010; LIBOR interest rate swap on $150 million Mortgage (10 Year Term @ 6.35%) Matures July 2016; Interest-only through July 2011 Real estate under the mortgage appraised at approximately $370 million at June 2006 LCR Trap is triggered if operating TTM EBITDAR coverage ratio is less than 2.5x for two consecutive quarters Principal 2011 $1.2 million 2014 $3.5 million 2012 $3.1 million 2015 $3.8 million 2013 $3.3 million 2016 $270.8 million

Cash Cycle TTM Cash Cycle days at 49, flat sequentially and down 1 day compared to the prior year quarter 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 3Q '09 4Q '09 1Q '10 Inv 45.8 44.7 46.3 46.3 45.3 43.9 44 44.7 45.1 43.9 43.9 A/R 34.7 32.9 34.5 35.3 34.7 32.4 33 35.6 35.9 32.6 34.4 A/P & OD's -28.7 -27.3 -28.3 -28.8 -27.8 -26.4 -27 -28.4 -28.9 -28 -28.7 MSGraph.Chart.8 MSGraph.Chart.8 Cash cycle days equal accounts receivable days + inventory days - accounts payable days using a trailing twelve month average beginning and ending balance. The days calculations use calendar days.

George Judd Chief Executive Officer Business Review

1st Quarter focus Gross margins Cost discipline Structural wood products Customer care Long term strategic objectives: Profitably grow specialty revenues to 60+% of total sales Profitably manage structural Profitably outgrow the market over the long term Remarks

Appendix TOPIC PAGE Profit and Loss Statement by Quarter 13 Revenues by Quarter 14 Channel Mix Analysis 15 Unit Volume by Quarter 16 Gross Margin by Quarter 17 Gross Margin % Analysis 18 Operating Expense by Quarter 19 Structural Product Price Trends 20 Reconciliation of GAAP Debt to Non-GAAP Net Debt 21 Reconciliation of GAAP Net cash used in operating activities to Non-GAAP EBITDA 22

Profit & Loss Statement by Quarter Profit & Loss Statement by Quarter

Revenues by Quarter Revenues by Quarter

Revenue Channel Mix Analysis Revenue Channel Mix Analysis

Unit Volume by Quarter Unit Volume by Quarter

Gross Margin by Quarter Gross Margin by Quarter

Gross Margin % Analysis Gross Margin % Analysis

Operating Expense by Quarter Operating Expense by Quarter

Structural Products Price Trend Source: Data from Random Lengths Publications, Inc., updated as of April 30, 2010 Source: Data from Random Lengths Publications, Inc., updated as of April 30, 2010 Source: Data from Random Lengths Publications, Inc., updated as of April 30, 2010 Source: Data from Random Lengths Publications, Inc., updated as of April 30, 2010

Reconciliation of GAAP to Non-GAAP Reconciliation of GAAP to Non-GAAP

Reconciliation of GAAP to Non-GAAP Reconciliation of GAAP to Non-GAAP